                      Original Electronically Transmitted
                   to the Securities and Exchange Commission
                              on November 18, 1994



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported) November 17, 1994.


                             IBM CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                       1-8175                  22-2351962
(State of Incorporation)            (Commission             (I.R.S. Employer
                                    File Number)            Identification No.)

                              290 Harbor Drive
                               P.O. Box 10399
                            Stamford, Connecticut              06904-2399
                            (Address of principal              (Zip Code)
                               executive offices)

        Registrant's telephone number, including area code: 203-973-5100

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

        This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 33-56207 on Form S-3, effective November 3, 1994, the document included as Exhibit 1 hereto, relating to $2,500,000,000 aggregate principal amount of debt securities of the Registrant.

        The following exhibit is hereby filed with this report:

Exhibit
Number                  Description
                        -----------
   1                    Amendment dated November 17, 1994, to the Agency
                        Agreement dated March 13, 1992, as amended
                        August 12, 1992, April 13, 1993, June 11, 1993, and August 17, 1993, among IBM Credit Corporation, CS First
                        Boston Corporation, Goldman, Sachs & Co., Lehman Brothers, Lehman Government Securities Inc., Lehman
                        Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Brothers
                        Inc.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBM CREDIT CORPORATION

                                       By:

                                       /s/ John J. Shay, Jr.
                                       ------------------------------
                                       Name: John J. Shay, Jr.
                                       Title: Vice President


November 17, 1994.

                                 Exhibit Index


                                                                                 Page in
                                                                               Sequentially
                                                                                 Numbered
                                                                                  Copy
                                                                               -----------
 (1) --         Amendment dated November 17, 1994,
                to the Agency Agreement dated March 13,
                1992, as amended August 12, 1992,
                April 13, 1993, June 11, 1993, and
                August 17, 1993, among IBM Credit
                Corporation, CS First Boston
                Corporation, Goldman, Sachs & Co.,
                Lehman Brothers, Lehman Government
                Securities Inc., Lehman Brothers Inc.,
                Merrill Lynch & Co., Merrill Lynch,
                Pierce, Fenner & Smith Incorporated,
                and Salomon Brothers Inc.